UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 28, 2005

                         THE PEPSI BOTTLING GROUP, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                               1-14893                13-4038356
  (State or other jurisdiction          (Commission           (IRS Employer
  of incorporation)                     File Number)         Identification No.)

                         One Pepsi Way, Somers, NY 10589
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (914) 767-6000

                                       N/A
                                     -------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item  1.01     Entry into a Material Definitive Agreement.

               On January 28, 2005, the Board of Directors (the "Board") of The Pepsi Bottling Group, Inc. (the "Company") authorized changes in the compensation paid by the Company to its non-management directors effective as of January 2005 as follows: (i) the annual cash retainer paid to each non-management director was increased to $70,000 from $50,000; (ii) a cash payment of $1,500 was
               instituted   for   each   committee   meeting   attended   by   a
               non-management director in person or by telephone for which minutes are recorded; and (iii) the annual cash payment for serving as Chair of the Audit and Affiliated Transactions Committee of the Board was increased to $15,000 from $10,000. No other changes were made to the compensation paid by the Company to its non-management directors.

Item 5.02      Departure  of  Director  or  Principal   Officers;   Election  of
               Directors; Appointment of Principal Officers.

               On January 28, 2005,  the  Company's  Board of Directors  elected
               John  A.  Quelch  as  a  director   of  the   Company   effective
               immediately.

               A copy of the press release issued by the Company  announcing Mr.
               Quelch's   election  to  the  Company's  Board  of  Directors  is
               furnished herewith as Exhibit 99.1.


                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)  Not Applicable.

(b)  Not Applicable.

(c) Exhibit 99.1 Press release dated January 28, 2005 which is being furnished hereto pursuant to Item 5.02.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE PEPSI BOTTLING GROUP, INC.
                                                     (Registrant)
Date: January 31, 2005                            /s/ Steven M. Rapp
      -----------------                           -------------------
                                                      (Signature)
                                          Steven M. Rapp, Senior Vice President,
                                              General Counsel and Secretary